Epiphany FFV Small Cap Fund

Class N Shares EPFNX

Class I Shares

SUMMARY PROSPECTUS

March 30, 2012

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus dated March 1, 2012, as updated March 30, 2012 and Statement of Additional Information, dated March 1, 2012, as updated March 21, 2012 and March 30, 2012, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.epiphanyfunds.com/funddocuments. You can also obtain these documents at no cost by calling 1-800-320-2185 or by sending an email request to info@epiphanyfunds.com.

Investment Objective

The Epiphany FFV Small Cap Fund seeks long-term growth of capital.  From January 21, 2012 to March 30, 2012, the Epiphany FFV Small Cap Fund was known as Hillcrest FFV Small Cap Value Fund.  Prior to January 21, 2012, the Fund was known as the Epiphany FFV Focused Fund.  The Fund remains a part of the Epiphany Funds Trust.

Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (paid directly from your investment):

	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the offering price at time of purchase or the net asset value at the time of redemption)	None	None
Maximum Sales Charge (Load) on Reinvested Dividends	None	None
Redemption Fee (as a percentage of the amount redeemed, if redeemed within 60 days of purchase)	2.00%	2.00%
Fee for Redemptions Paid by Wire Transfer	$10	$10

Annual Fund Operating Expenses

(expenses deducted from Fund assets):

	Class N	Class I
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses	6.59%	6.59%
Total Annual Fund Operating Expenses	7.59%	7.34%
Fee Waiver and/or Expense Reimbursement (1)	(6.09)%	(6.09)%
Total Annual Fund Operating Expenses (after Fee Waiver and Expense Reimbursement)	1.50%	1.25%

1)

1) The Adviser has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Operating Expenses, excluding brokerage fees and commissions; borrowing costs, such as interest; taxes; indirect expenses incurred by the underlying funds in which the Fund invests, and extraordinary expenses to 1.75% of the average daily net assets for Class N shares through February 28, 2013. The Board of Trustees may terminate the fee waiver and expense reimbursement agreement upon 60 days’ notice to shareholders. Because the Fund is a new fund, the “Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as described in the Fees and Expenses table.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Epiphany FFV Small Cap Fund – Class N	$645	$2,133	$3,539	$6,726
Epiphany FFV Small Cap Fund – Class I	$127	$1,615	$3,034	$6,300

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund portfolio turnover rate was 88%.

Principal Investment Strategy

The Epiphany FFV Small Cap Fund invests, under normal circumstances, at least 80% of its assets, in equity securities of small cap companies.  The Sub-Adviser uses behavioral finance to seek to avoid behavioral biases that may befall other managers.  The starting universe from which equity securities are selected is the Russell 2000 Value Index. The Fund focuses stock selection on small-cap companies (defined as those companies with market capitalizations between $130 million and $2 billion).

From these eligible securities, the portfolio managers use a disciplined, risk controlled investment process to select approximately 25 to 50 securities for the Fund's portfolio that are consistent with the Fund’s investment objective.  The investment process is a sector-neutral relative-value approach that has been used by the Sub-Adviser in managing other accounts since 2007.  The Fund may sell a security when the portfolio managers determine that other eligible securities offer a more attractive investment opportunity.

The Fund’s portfolio is intended to resemble the broad small cap market, add value through above market returns through superior stock selection, yet exhibit lower volatility than the small cap market.  Based on 20 years of research, the Sub-Advisor has developed proprietary stock ranking methodology that combines quantitative tools and fundamental analysis.  Individual securities in the Fund are chosen after rigorous fundamental research to identify companies with attractive valuations relative to peer companies, relative to the broader economic sector in which companies are members, and relative to the historical and forecasted growth the companies may exhibit.

All companies selected for investment must pass the FFV Scorecard, a proprietary screening methodology developed by Trinity Fiduciary Partners, LLC (the "Adviser").   The overall theme of the FFV Scorecard is Faith and Family Values which are based on the moral and social justice teachings of the Catholic Church.

According to the FFV Scorecard, companies will generally be excluded from the Fund that:

•

Directly participate in abortion;

•

Manufacture contraceptives;

•

Engage in scientific research on human fetuses or embryos;

•

Have received significant fines or legal judgments relating to employee discrimination or human rights abuses,  employee health or safety or environmental violations;

•

Produce pornographic media content;

•

Manufacture nuclear weapons, biological or chemical weapons, indiscriminate weapons of mass destruction or anti-personnel landmines;

•

Use company assets to advocate for or against any of the issues listed above.

Eligible companies that are not excluding based on one of these factors will be further evaluated using an assessment of their record on human rights, environment and corporate governance both positive and negative as part of the investment process.  Generally, the FFV Scorecard is designed to measure a company’s impact on people, their communities, and the market.

In addition to common stocks, from time to time the Fund may purchase other equities such as real estate investment trusts ("REITs"), preferred stocks, publicly traded partnerships, shares of other investment companies and exchange traded funds ("ETFs"), including inverse ETFs, mainly as an alternative to holding cash prior to investment. The underlying securities of these other equities will not be subject to the FFV Scorecard.

Principal Risks

All investments involve risk.  Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down.  You could lose money.  The Fund is intended for investors who can accept that there will be fluctuations in value.   An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or other government agency.

The Fund is subject to several risks, any of which could cause an investor to lose money.  Below are some specific risks of investing in the Fund.

Stock Market Risk

The Fund invests in common stock. Stock prices can decline overall due to changes in the economic outlook, interest rates, and economic, political, or social events in the U.S. or abroad.  During a general downturn in securities markets, multiple asset classes may decline in value.  A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.  When markets perform well, there can be no assurance that the Fund’s securities will participate in or otherwise benefit from the advance.  All stocks are subject to these risks.

Small Cap Risk

The Fund invests primarily in small cap companies, which can be especially sensitive to changing economic conditions as they do not have the resources or the operating track-record of larger companies.  Stocks of small cap companies may trade less frequently and in more limited volume than those of more mature companies, which may result in higher transaction costs.  Small cap companies may also lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition or in times of economic recession.

Moral Investing Risk

The Adviser or Sub-Adviser invests in equity securities only if they meet both the Fund’s investment and moral requirements, and as such, the return may be lower than if the Adviser or Sub-Adviser made decisions based solely on investment considerations.

ETF and Other Investment Company Risk

The Fund may invest in ETFs, and other investment companies ("Underlying Funds").  As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities.  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.

Investment Style Risk

The Adviser’s judgment about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Fund invest may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

REIT Risk

The Funds may invest in REITs.  Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Sector Risk

The Fund’s portfolio may be over-weighted in certain sectors; such technology, consumer cyclical or energy therefore any negative development affecting those sectors will have a greater impact on the Fund.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Epiphany FFV Small Cap Fund by showing the performance of its Class N shares over the last year, and by showing how its average annual returns compare over time with those of a broad measure of market performance.  The sales load and account fees are not reflected in the chart and that, if they were, returns would be less than those shown.  How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 14.95% (quarter ended  December 31, 2011) and the lowest return for a quarter was (21.33)% (quarter ended  September 30, 2011).

Class N Shares

Return for the quarter ending December 31, 2011 was 14.95%.

Updated performance information is available by calling 1-800-320-2185.

Average Annual Total Returns (for the period ended December 31, 2011)

Class N Shares	One Year	Since Inception (3/1/2010)
Epiphany FFV Small Cap Fund Return Before Taxes	(0.54)%	11.96%
Return After Taxes On Distributions	(2.11)%	10.91%
Return After Taxes On Distributions And Sale Of Fund Shares	0.05%	9.73%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	(2.51)%	10.17%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown above.  After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. After tax returns are only shown for one class and after tax returns for other classes will vary.

The Investment Adviser

Trinity Fiduciary Partners LLC (“Trinity”) is the Fund’s investment adviser.

Portfolio Managers

Samuel J. Saladino III, CEO and Portfolio Manager of Trinity Fiduciary Partners serves as Portfolio Manager of the Fund.  Mr. Saladino has served as a portfolio manager since the Fund's inception.

Purchase and Sale of Fund Shares

The minimum investment for Class N shares is $1,000, with minimum subsequent investments of $250.  You may make automatic monthly investments ($100 minimum per purchase) in the Fund from your bank or savings account with no required minimum investment.

You may sell (redeem) your shares by mail by sending your request to:

Epiphany Funds

c/o Gemini Fund Services

4020 South 147th Street, Suite 2

Omaha, NE 68137

You may also redeem your shares by calling the transfer agent at 1-800-320-2185.

Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events.  The Fund’s distributions are typically taxed as capital gains.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.  The Fund may produce capital gains even if it does not have income to distribute or performance has been poor.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.  For these accounts, taxes are typically paid when funds are withdrawn from the account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including Trinity may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.

Ask your salesperson or visit your financial intermediary’s website for more information.